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                                                                      EXHIBIT 23

                         CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the incorporation of our report dated January 28, 2000, included in this Form 10-K, into the Company's previously filed Form S-8 Registration Statement File No. 333-10679.

                                          Arthur Andersen LLP

Cleveland, Ohio
March 15, 2000

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